UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022

Cantor Fitzgerald Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56043	81-1310268
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure. March and April 2022 Distribution

As authorized by the board of directors of the Company, on May 2, 2022 the Company declared the following distributions for each class of the Company’s common stock as rounded to the nearest four decimal places ($1.55 on an annual basis with respect to the gross April distribution (as described below)):

	Gross April Distribution	Supplemental March Distribution
Class I Shares	$0.1274	0.004
Class D Shares	$0.1274	0.004
Class S Shares	$0.1274	0.004
Class T Shares	$0.1274	0.004
Class IX Shares	$0.1274	0.004
Class AX Shares	$0.1274	0.004
Class IX Shares	$0.1274	0.004

The net distributions for each class of common stock (which represents the gross distributions described above less any distribution fee for the applicable class of common stock as described in the Company’s applicable prospectus) are payable to stockholders of record immediately prior to the close of business on April 30, 2022 with respect to the gross April distribution and March 31, 2022 with respect to the supplemental March distribution (as described above).  Each will be paid on or about May 9, 2022.  The supplemental March distribution described herein is being made as a result of a computational error and will result in aggregate gross distributions to holders of each class of common stock during the month of March 2022 of $0.1316, or $1.55 per share on an annual basis.  These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan. Some or all of the cash distributions may be paid from sources other than cash flow from operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, as well as those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTOR FITZGERALD INCOME TRUST, INC.

Date: May 5, 2022	By:	/s/ Christopher A. Milner
Name: Christopher A. Milner
Title: President

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